UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 21, 2025

ZRCN Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-56380	83-2756695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1580 Dell Avenue, Campbell, CA 95008

(Address of principal executive offices and zip code)

(408) 963-4550

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, par value $0.0001 per share

(Title of class)

Item 7.01. Regulation FD Disclosure.

On February 21, 2025, ZRCN Inc. (the “Company”) made available in the investor relations/presentations section of its website (www.zrcn.com) a presentation which includes an overview of the Company. The Company expects to use the presentation in connection with future investor presentations. The presentation may be amended or updated at any time and from time to time through another Current Report on Form 8-K, a later company filing or other means. The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward looking statement in the presentation is based. A copy of the presentation is attached as Exhibit 99.1 to this report, and the information set forth therein is incorporated herein by reference and constitutes a part of this report. These materials should be read together with the information included in the Company’s other filings with the Securities and Exchange Commission.

The information in this Item 7.01 (including Exhibit 99.1 hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information contained in the presentation attached to this report as Exhibit 99.1 shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Company intends to use its website, www.zrcn.com, as a means of disclosing material information and for complying with its disclosure obligations under Regulation FD. Such disclosures will be included in the Investor Relations portion of the Company’s website. Accordingly, investors should monitor such portions of the Company’s website, in addition to following its press releases, Securities and Exchange Commission filings.

Item 9.01 Financial Statements and Exhibits.

99.1	Investor Presentation of ZRCN Inc., dated February 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZRCN Inc.

Date: February 21, 2025	By:	/s/ Jeff Parsons
Jeff Parsons
Chief Financial Officer

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